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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 21, 2003


                           LOCAL FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)


       001-13949                                      65-0424192
 (Commission File No.)                   (I.R.S. Employer Identification No.)


              3601 N.W. 63rd Street, Oklahoma City, Oklahoma 73116
               (Address of principal executive offices) (zip code)



        Registrant's telephone number, including area code: 405-841-2298


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

                  Exhibit 99.1      Chief Executive Officer certification.

                  Exhibit 99.2      Chief Financial Officer certification.

ITEM 9. REGULATION FD DISCLOSURE.

         On March 21, 2003, Local Financial Corporation (the "Company") filed its Annual Report on Form 10-K for the period ended December 31, 2002 (the "Report"). Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the chief executive officer and chief financial officer of the Company have each signed a certification with respect to the Report, which certifications are attached hereto as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated by reference.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchanges Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LOCAL FINANCIAL CORPORATION


Date:    March 21, 2003         By:   /s/ Richard L. Park
                                      ----------------------------------------
                                      Richard L. Park, Chief Financial Officer